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MINNESOTA MUTUAL                                                                                      NUVEEN PREMIER ADVISER ANNUITY
                                                                                                        VARIABLE ANNUITY APPLICATION
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Distributed by John Nuveen & Co., Incorporated
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Issued by The Minnesota Mutual Life Insurance Company-Nuveen Annuity Services-G6-9000-PO Box 64872-St. Paul, Minnesota 55164-0872
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             Toll Free 1-800-924-6277              Fax (651) 665-4747            Local (651) 665-4770
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OWNER (PLEASE PRINT)                                             ANNUITANT (IF OTHER THAN OWNER)
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OWNER NAME                                                       ANNUITANT NAME

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ADDRESS                                                          ADDRESS

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CITY                                      STATE  ZIP CODE        CITY                                      STATE  ZIP CODE

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DATE OF BIRTH  SEX      TAXPAYER ID (SSN OR TIN) DAYTIME PHONE   DATE OF BIRTH  SEX     TAXPAYER ID (SSN OR TIN)  DAYTIME PHONE
               / /M / /F                                                        / /M / /F
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JOINT OWNER (OPTIONAL-SPOUSE ONLY)                               JOINT ANNUITANT (OPTIONAL)
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JOINT OWNER NAME                                                 JOINT ANNUITANT NAME
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ADDRESS (IF DIFFERENT FROM OWNER'S)                              ADDRESS

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CITY                                      STATE  ZIP CODE        CITY                                      STATE  ZIP CODE

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DATE OF BIRTH  SEX      TAXPAYER ID (SSN OR TIN) DAYTIME PHONE   DATE OF BIRTH  SEX     TAXPAYER ID (SSN OR TIN)  DAYTIME PHONE
               / /M / /F                                                        / /M / /F
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BENEFICIARY (INDICATE CLASS 1 FOR PRIMARY AND CLASS 2 FOR CONTINGENT)
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      CLASS     % SPLIT          NAME               RELATIONSHIP           DATE OF BIRTH        SEX          SSN or TIN
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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TYPE OF CONTRACT                                              PURCHASE PAYMENT ALLOCATION
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/ / Deferred annuity with a Maturity Date of ___/01/_____.    Purchase Payments may be allocated to one or more of the Fixed
    If none selected, the Maturity Date will be the later     Accounts or sub-accounts of the Variable Account.  During the free-
    of the first of the month following the annuitant's       look period, plus ten days, following receipt of the first Purchase
    85th birthday or ten years after issue.                   Payment into this contract, Purchase Payments directed to the variable sub-accounts will be allocated to the Money Market sub-
/ / Immediate annuity commencing the first of _________       account of the Variable Account.  At the end of this period, the
    (month).  Fixed immediate will be allocated to the 1      Purchase Payments will be transferred as you have directed below.
    year fixed account. (Please attach Annuity Payment
    Request.)
--------------------------------------------------------------      % 1 Year Fixed Account        % Index 500
TYPE OF PLAN                                                  ------                        ------
--------------------------------------------------------------      % 3 Year Fixed Account        % International Equity
/ / Non-Qualified (NQ)                                        ------                        ------
   / / 1035 Exchange (attach appropriate forms)                     % 5 Year Fixed Account        % Money Market
   / / Under the ____(state) Uniform Transfers                ------                        ------
       to Minor Act                                                 % 7 Year Fixed Account        % Mortgage Securities
                                                              ------                        ------
/ / Individual Retirement Annuity (IRA)                             % 10 Year Fixed Account       % Real Estate Securities
   / / Purchase Payment                                       ------                        ------
   / / Rollover (attach appropriate forms)                          % Balanced                    % Small Company
   / / Transfer (attach appropriate forms)                    ------                        ------
                                                                    % Blue Chip Growth            % Small Company Value
/ / Roth Individual Retirement Annuity (ROTH)                 ------                        ------
/ / Simplified Employee Pension (SEP)                               % European Value              % Strategic Income
/ / Savings Incentive Match Plans for Employees (SIMPLE)      ------                        ------
/ / Tax Sheltered Annuity (IRC Section 403(b))-(TSA)                % Global Bond                 % Value Stock
/ / Qualified Retirement Plan (IRC Section 401)               ------                        ------
                                                                    % Growth and Income
                                                              ------                        100 % TOTAL
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John Nuveen & Co., Incorporated                       PAGE 1 OF 2                        The Minnesota Mutual Life Insurance Company
98-9434                                     (NOT VALID WITHOUT BOTH PAGES)
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PURCHASE PAYMENT METHOD (CHECK ALL THAT APPLY)
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/ / $_________ remitted with application                        / / Direct Transfer/1035 Exchange/Rollover
                                                                / / Automatic Payment Plan (attach authorization and voided check)
    / / $________ as Cash Rollover                                  Commencing on Month ___________ Day ______
                                                                / / Other _________________________
    / / $________ for tax year _________
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PURCHASE PAYMENT REMINDER NOTICE (CHECK ONE IF APPLICABLE)
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/ / Send Individual Purchase Payment Reminder Notice (IRA,      / / Send Purchase Payment Reminder Notice to EMPLOYER*
    Non-qualified only) on the 1st day of ________ (month)          beginning ___________ (month) for $ ________________
    for $ ____________ and continuing                               and continuing

   / / Quarterly     / / Semi-Annually    / / Annually              / / Annually (1)   / / Semi-Annually (2)  / / Quarterly (4)
                                                                    / / Monthly (12)   / / Semi-Monthly (24)  / / Bi-Weekly (26)
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*EMPLOYER NAME (if other than owner)      ADDRESS                                      CITY, STATE, ZIP

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REPLACEMENT
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Will this contract replace or change an existing insurance or annuity contract?  / / Yes  / / No  Submit replacement forms if applicable.
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INSURANCE COMPANY                                                   CONTRACT NUMBER

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SPECIAL INSTRUCTIONS
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OWNER/ANNUITANT SIGNATURES
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I represent that the statements and answers in this application are full, complete and true to the best of my knowledge.  I agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF THE CURRENT VARIABLE ACCOUNT AND
THE FUNDS PROSPECTUSES FOR THE VARIABLE ANNUITY.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON
THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  Amounts payable under this contract, when part of the Fixed Account with a Guarantee Period of more than one year, may be subject to a Market Value
Adjustment when withdrawals or other payments are made prior to the Renewal Date of the Guarantee Period.
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SIGNED AT (City, State)            SIGNATURE OF OWNER                     SIGNATURE OF ANNUITANT (if other than owner)
                                   X                                      X
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DATE                               SIGNATURE OF JOINT OWNER               SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
                                   X                                      X
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The Prospectuses for the Variable Account and the Funds refer to a Statement of Additional Information.  Would you like us to send you copies?  / / Yes / / No
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BROKER INFORMATION (LICENSING APPOINTMENT WITH MINNESOTA MUTUAL IS REQUIRED)
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To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract.  I certify that a current prospectus was delivered.  No written sales materials were used other than those approved by John Nuveen &
Co., Incorporated.
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BROKER CODE          BROKER NAME                                          BROKER SIGNATURE
                                                                          X
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BRANCH CODE          BRANCH NAME                                          CLIENT BROKERAGE ACCOUNT NUMBER

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FIRM CODE            FIRM NAME                                            AUTHORIZED SIGNATURE OF FIRM
                                                                          X
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SPECIAL NOTIFICATION INSTRUCTIONS
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/ / Assign contract number and case number (if applicable) immediately and notify broker at fax number ____________, telephone number _____________, or electronic mail address ____________________________________________________.
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY.
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ACCEPTED BY                            DATE                CONTRACT NUMBER               CASE NUMBER

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John Nuveen & Co., Incorporated                        PAGE 2 OF 2                       The Minnesota Mutual Life Insurance Company
                                             (NOT VALID WITHOUT BOTH PAGES)
98-9434
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